Exhibit 10.1

NOTE PURCHASE AGREEMENT

This NOTE PURCHASE AGREEMENT (the “Agreement”), dated October __, 2016, by and between NuGene International, Inc., a Nevada corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”, and together with the Company, the "Parties").

WHEREAS:

A.           The Parties are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”) as described in this Agreement.

B.           Purchasers, severally and not jointly, desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement five percent (5%) promissory notes of the Company, in the form attached hereto as Exhibit A (the “Notes”), in the aggregate principal amount of up to $2,400,000, which, upon the occurrence of certain events set forth therein, will be convertible into shares (“Conversion Shares”), of the Company’s common stock, par value $0.0001 (“Common Stock”) and warrants, in the form of Exhibit B hereto (the “Warrants”), to purchase shares of Common Stock (the “Warrants Shares”, and together with the Warrants, the Notes, and the Conversion Shares, the “Securities”), for an aggregate purchase price of up to $2,000,000 (reflecting an aggregate original issue discount of up to $400,000, or 16.67%).

NOW THEREFORE, the Company and Purchasers, severally and not jointly, hereby agree as follows:

1.           Purchase and Sale of Securities.

a.           Purchase of Notes and Warrants. On each Closing Date (as defined below), the Company shall issue and sell to Purchasers and Purchasers shall purchase from the Company (i) such principal amount of the Notes and (ii) Warrants in an amount equal to 75% of the number of shares of Common Stock that would be issued upon conversion of the such Notes, at an assumed conversion price equal to 60% multiplied by the Market Price (as defined in the Note) , as set forth immediately below each Purchaser’s name for such Closing on the signature pages hereto.

b.           Form of Payment/Closing. On or prior to each Closing Date, each Purchaser shall pay the purchase price, in the amount as is set forth immediately below each respective Purchaser’s name for such Closing on the signature pages hereto, for the Note to be issued and sold to it at the Closing (the “Purchase Price”) (equal to 83.33% of the principal amount of such Note) by wire transfer of immediately available funds to the escrow agent under the escrow agreement among the Company, the Purchasers, and Sichenzia Ross Ference Kesner LLP, as escrow agent (the “Escrow Agent”), dated on or about the date hereof (the “Escrow Agreement”), as set forth below:

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Citibank
153 East 53rd Street
23rd Floor
New York, NY 10022
A/C of Sichenzia Ross Friedman Ference LLP
A/C#: 4974921703
ABA#: 021000089
SWIFT Code: CITIUS33
REMARK: NUGENE

On each Closing Date, (i) the Purchase Price will be released from escrow in accordance with the Escrow Agreement, and (ii) the Company shall deliver such duly executed Notes and corresponding Warrants, to Purchasers (each such event, a “Closing”)

c.           Closing Dates. The Closings will occur in tranches, subject to the satisfaction (or written waiver) of the conditions set forth in Section 6 and Section 7 below, as follows (each, a “Closing Date”):

i. The initial Closing (the “First Closing”) will occur on date of execution of this Agreement, with the total Purchase Price from all Purchasers to be no less than $400,000, provided that, no Purchaser will be obligated for more than the amount set forth for such Purchaser on the signature pages hereto with respect to such Closing.

ii. The second Closing (the “Second Closing”) will occur upon filing by the Company of a registration statement with the Securities and Exchange Commission (the “SEC”) for any primary offering of Common Stock (the “Registration Statement”), subject to the condition (which may be waived only by each Purchaser as to such Purchaser’s purchase for such Closing) that, as of such filing date, the average daily dollar volume for the Common Stock for the prior 10 Trading Days is at least $15,000. “Trading Day” shall mean any day on which the Common Stock is tradable for any period on the OTCQB, or any other trading market on which the Common Stock is then being traded. The total Purchase Price from all Purchasers at the Second Closing shall be no less than $200,000, provided that, no Purchaser will be obligated for more than the amount set forth for such Purchaser on the signature pages hereto with respect to such Closing.

iii. The third Closing (the “Third Closing”) will occur on the earlier to occur of (a) filing of Amendment No. 1 to the Registration Statement or (b) the effective date of the Registration Statement, subject to the condition (which may be waived only by each Purchaser as to such Purchaser’s purchase for such Closing) that as of such filing or effectiveness date (as applicable), the average daily dollar volume for the Common Stock for the prior 10 Trading Days is at least $20,000. The total Purchase Price from all Purchasers at the Third Closing shall be no less than $200,000, provided that, no Purchaser will be obligated for more than the amount set forth for such Purchaser on the signature pages hereto with respect to such Closing..

iv. The fourth Closing (the “Fourth Closing”) will occur on the earlier to occur of (a) filing of Amendment No. 2 to the Registration Statement or (b) the effective date of the Registration Statement, subject to the condition (which may be waived only by each Purchaser as to such Purchaser’s purchase for such Closing) that as of such filing or effectiveness date (as applicable), the average daily dollar volume for the Common Stock for the prior 10 Trading Days is at least $20,000. The total Purchase Price from all Purchasers at the Fourth Closing shall be no less than $200,000, provided that, no Purchaser will be obligated for more than the amount set forth for such Purchaser on the signature pages hereto with respect to such Closing..

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v. The fifth Closing (the “Fifth Closing”) (which, for the avoidance of doubt, may occur in multiple tranches and in such amounts (up to the maximum aggregate principal amount hereunder) as agreed to by the Parties) will occur at any time following the Fourth Closing, subject to the mutual agreement of the Parties, on such date as may be agreed to by the Parties.

2.           Representations and Warranties of Purchasers. Each Purchaser, severally and not jointly, represents and warrants to the Company, as to such Purchaser, that:

a.           Investment Purpose. As of the date hereof, Purchaser is purchasing the Securities pursuant to this Agreement for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the Securities Act, provided, however, that by making the representations herein, Purchaser does not agree to hold any Securities for a minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or a valid exemption under the Securities Act. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

b.           Accredited Investor Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, on each Closing Date it will be an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

c.           Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

d.           Information. Purchaser and its advisors, if any, have been furnished with all publicly made materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by Purchaser or its advisors. Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company, provided that, neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its advisors or representatives shall modify, amend or affect Purchaser’s right to rely on the Company’s representations and warranties contained in Section 3 below. Purchaser understands that its investment in the Securities involves a significant degree of risk. Purchaser is not aware of any facts that may constitute a breach of any of the Company's representations and warranties made herein.

e.           Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

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f.            Transfer or Re-sale. The Purchaser understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the Securities Act, or (b) the Securities may be sold or transferred pursuant to an exemption from such registration.

g.           Legends. The Purchaser understands that the Securities may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

h.           Authorization; Enforcement. This Agreement has been duly and validly authorized by Purchaser. This Agreement has been duly executed and delivered on behalf of Purchaser, and this Agreement constitutes a valid and binding agreement of Purchaser enforceable in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

i.            Residency. Purchaser is a resident of the jurisdiction set forth immediately below Purchaser’s name on the signature pages hereto.

j.            Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

k.          General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

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l.            Confidentiality Prior To The Date Hereof. Other than to other Persons party to this Agreement, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization.

3.           Representations and Warranties of The Company. The Company represents and warrants to the Purchasers that:

a.           Organization and Qualification. The Company and each of its Subsidiaries (as defined below), if any, is, or shall be, a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. Schedule 3(a) sets forth a list of all of the Subsidiaries of the Company and the jurisdiction in which each is incorporated. The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on the business, operations, assets, financial condition or prospects of the Company or its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith. “Subsidiary” or “Subsidiaries” (as the case may be) means any corporation or other organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest.

b.           Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Securities and the issuance and reservation for issuance of the Conversion Shares and Warrant Shares issuable upon conversion or exercise thereof) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required in connection therewith, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with the authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Notes and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with their terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under the federal and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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c.           Capitalization. The capitalization of the Company is as set forth on Schedule 3(c). All of the Company’s outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable. Except as disclosed in the Company’s SEC Documents (as defined herein), no shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the shareholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. Except as disclosed in the Company’s SEC Documents and on Schedule 3(c), as of the effective date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities. The Company has made available to the Purchaser true and correct copies of the Company’s Articles of Incorporation, as amended, as in effect on the date hereof (“Articles of Incorporation”), the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for common stock of the Company and the material rights of the holders thereof in respect thereto.

d.           Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and reserved for issuance and, upon conversion of the Note or exercise of the Warrants in accordance with their respective terms, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances with respect to the issue thereof and, except as set forth in the Company's SEC Documents, shall not be subject to preemptive rights or other similar rights of shareholders of the Company and will not impose personal liability upon the holder thereof.

e.           Acknowledgment of Dilution. The Company understands and acknowledges the potentially dilutive effect to the common stock upon the issuance of the Conversion Shares or Warrant Shares. The Company further acknowledges that its obligation to issue Conversion Shares or Warrant Shares in accordance with this Agreement, the Notes, and the Warrants, is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

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f.            No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities) will not (i) conflict with or result in a violation of any provision of the Articles of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license of instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its Subsidiaries is in violation of its Articles of Incorporation, By-laws or other organizational documents and, except as disclosed in the Company’s SEC Documents, neither the Company nor any of its Subsidiaries is in default (and no event has occurred which the notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries, if any, are not being conducted, and shall not be conducted so long as Purchaser owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws and except as disclosed in the Company’s SEC Documents, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with any court, governmental agency, regulatory agency, self-regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof or thereof or to issue and sell the Securities in accordance with the terms hereof and to issue the Conversion Shares and Warrant Shares other than: (i) any filing required to be made under the Company’s disclosure obligations under the Exchange Act and (ii) the filing of Form D with the SEC and such filings as are required to be made under applicable state securities laws.

g.           SEC Documents: Financial Statements. Except as set forth on Schedule 3(g) of the Disclosure Schedules, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials and any amendments filed through the date hereof, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

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h.           Absence of Certain Changes. Except as set forth in the SEC Documents, since June 30, 2016, there has been no material adverse change and no material adverse development in the assets, liabilities, business, properties, operations, financial condition, results of operations, prospects or Exchange Act reporting status of the Company or any of its Subsidiaries.

i.            Absence of Litigation. Except as set forth in the SEC Documents, to the Company’s knowledge, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company of any of its Subsidiaries, or their officers or directors in the their capacity as such, that could have a Material Adverse Effect.

j.            Patents, Copyrights, etc. The Company and each of its Subsidiaries owns or possesses the requisite licenses or rights to use all patents, patent applications, patent rights, inventions, know-how, trade secrets, trademarks, trademark applications, service marks, service names, trade names and copyrights (“Intellectual Property”) necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future). There is no claim or action by any Person pertaining to, or proceeding pending, or to the Company’s knowledge threatened, which challenges the right of the Company or of a Subsidiary with respect to any Intellectual Property necessary to enable it to conduct its business as now operated (and, as presently contemplated to be operated in the future). To the best of the Company’s knowledge, the Company’s or its Subsidiaries’ current and intended products, services and processes do not infringe on any Intellectual Property or other rights held by any Person; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of their Intellectual Property.

k.          Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. None of the Company’s tax returns are presently being audited by any taxing authority.

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l.            Certain Transactions. Except as set forth in the SEC Documents and for arm’s length transactions pursuant to which the Company or any of its Subsidiaries makes payments in the ordinary course of business, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

m.           Disclosure. All information relating to or concerning the Company or any of its Subsidiaries set forth in this Agreement and provided to the Purchasers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company’s reports filed under the Exchange Act are being incorporated into an effective registration statement filed by the Company under the Securities Act).

n.           Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Purchasers are not acting as financial advisors or fiduciaries of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by the Purchasers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to the Purchasers that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

o.           No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions of any Trading Market on which any of the Securities of the Company are listed or designated.

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p.           Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the “Company Permits”), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since June 30, 2016, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to the possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.

q.           Environmental Matters.

(i)          There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(ii)         Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(iii)        There are no underground storage tanks on or under any real property owned, leased or used by The Company or any of its Subsidiaries that are not in compliance with applicable law.

r.            Title to Property. The Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects or such as would not have a Material Adverse Effect. Any real property and facilities held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect.

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s.          Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

t.            Internal Accounting Controls. Except as set forth in the SEC Documents, the Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient, in the judgment of the Company’s board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

u.           Foreign Corrupt Practices. Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any Subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provisions of the U.S. Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

v.           No Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

v.           Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

4.           Covenants.

a.           Best Efforts. The Parties shall use their best efforts to timely satisfy each of the conditions described in Section 6 and 7 of this Agreement.

b.           Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes, including fees and expenses relating to an uplisting of the Common Stock to a national securities exchange.

c.           Blue Sky Laws. The Company shall, on or before the First Closing, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Purchaser at the Closings pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Purchaser on or prior to the First Closing Date.

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d.           Listing. The Company shall obtain a listing of the Conversion Shares and the Warrant Shares upon a Trading Market upon which shares of Common Stock will be listed or quoted as soon as possible after the First Closing and, so long as the Purchaser owns any of the Securities, shall maintain, so long as any other shares of common stock shall be so listed, listing or quotation on a Trading Market of all Conversion Shares and Warrant Shares from time to time issuable upon conversion of the Notes or exercise of the Warrants. A “Trading Market” shall mean any regulated or self-regulated exchange or organized trading market, including the NASDAQ Capital Market, the New York Stock Exchange, NYSE MKT, OTCQX, OTCQB or OTC Pink Marketplace, as applicable. The Company will obtain and, so long as any Purchaser owns any of the Securities, maintain the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Financial Industry Regulatory Authority (“FINRA”) and such regulatory authorities, as applicable.

e.           Corporate Existence. As long as any Purchaser owns any Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the requirements of the exemption provided by Rule 144.

f.            No Integration. The Company shall not make any offers or sales of any security (other than the Securities) under circumstances that would require registration of the Securities being offered or sold hereunder under the Securities Act or cause the offering of the Securities to be integrated with any other offering of securities by the Company for the purpose of any stockholder approval provision applicable to the Company or its securities.

h.           Removal of Legend. The Company shall cause the legend set forth in Section 2(g) above to be removed and the Company shall, at the Company’s expense (with respect to obtaining any required legal opinion) issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, such Security is registered for resale under an effective registration statement filed under the Securities Act or otherwise may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold. The Purchasers will accept a blanket legal opinion with respect to any such legend removal and may recommend to the Company an attorney to provide any requisite legal opinion with respect to such legal opinion.

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i.            Registration Rights. In the event that the Notes are not repaid in full on the original Maturity Date (as defined in the Notes), at any time thereafter, if the Company proposes to register any of its common stock or other securities under the Securities Act in connection with the public offering of such securities (other than a registration statement on Form S-8, Form S-4 and /or registration relating solely to the sale of securities to participants in a Company stock plan, a registration relating to a corporate reorganization or other transaction under Rule 145 of the Securities Act, or a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Registrable Securities), the Company shall, at such time, promptly give each Purchaser written notice of such registration (a “Piggyback Registration Notice”), provided that, the Company will not be required to provide the Purchasers a Piggyback Registration Notice in connection with any registration statement filed by the Company in connection with the Company’s next underwritten public offering following the date of this Agreement. Upon the written request of each Purchaser given within twenty (20) days after mailing of such Piggyback Registration Notice by the Company, the Company shall include in such registration statement filed in connection with such offering, at the Company’s expense, the resale of all of the Registrable Securities that each such Purchaser has requested to be registered. “Registrable Securities” means the shares of common stock issuable upon conversion of the Notes and exercise of the Warrants.

j.            No Material Nonpublic Information. The Company will not provide any Purchaser with material nonpublic information, at any time while such Purchaser holds any Note or Warrant, without the prior written consent of such Purchaser.

5.           Transfer Agent Instructions. At each Closing, the Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of Purchasers or their nominees, for the Conversion Shares and Warrants Shares for such Closing, in such amounts as specified from time to time by Purchasers to the Company upon conversion of the Notes or exercise of the Warrants in accordance with the terms set forth in Exhibit C (the “Irrevocable Transfer Agent Instructions”), which will initially reserve for issuance 300% of the number of Conversion Shares (based on the Conversion Price as of the First Closing Date) and Warrant Shares (the “Reserved Amount”). In the event that the Company proposes to replace its transfer agent, the Company shall provide, prior to the effective date of such replacement, a fully executed Irrevocable Transfer Agent Instructions in a form as initially delivered pursuant to this Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock in the Reserved Amount) signed by the successor transfer agent to Company and the Company. Prior to registration of the resale of the Conversion Shares and the Warrant Shares under the Securities Act or the date on which the Conversion Shares and the Warrant Shares may be sold without any restriction pursuant to Rule 144 or any available exemption under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that: (i) no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and the Warrant Shares, prior to registration of Conversion Shares and the Warrant Shares under the Securities Act or the date on which the Conversion Shares and the Warrants Shares may be sold pursuant to Rule 144 or any available exemption under the Securities Act, without any restriction), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Notes and the Warrants; (ii) it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing), electronically or in certificated form, any certificate for Conversion Shares or Warrant Shares to be issued to Purchasers upon conversion or exercise of or otherwise pursuant to the Notes or Warrants as and when required by the Notes, the Warrants and this Agreement; and (iii) it will not fail to remove, or direct its transfer agent not to remove or impair, delay, and/or hinder its transfer agent from removing, any restrictive legend, or to withdraw any stop transfer instructions in respect thereof, on any certificate for any Conversion Shares or Warrants Shares issued to Purchasers upon conversion or exercise of or otherwise pursuant to the Notes or Warrants as and when required by the Notes, Warrants, and this Agreement. Nothing in this Section shall affect in any way Purchasers’ obligations and agreement set forth in Section 2(g) hereof.

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6.           Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Notes and Warrants to Purchasers at each Closing is subject to the satisfaction, at or before each respective Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a.           Purchasers shall have executed this Agreement and delivered the same to the Company.

b.           Purchasers shall have delivered the Purchase Price in accordance with Section 1(b) above.

c.           The representations and warranties of Purchasers shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and Purchasers shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Purchasers at or prior to the Closing Date.

d.           No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority or competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.           Conditions to Purchasers’ Obligation to Purchase. The obligation of Purchasers hereunder to purchase the Notes and Warrants at each Closing is subject to the satisfaction, at or before each respective Closing Date of each of the following conditions, provided that these conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers at any time in their sole discretion:

a.           The Company shall have executed this Agreement and delivered the same to Purchasers.

b.           The Company shall have delivered to Purchasers the duly executed Notes and Warrants in accordance with Section 1(b) above.

c.           The Company shall have delivered to Purchasers the duly executed Irrevocable Transfer Agent Instructions in accordance with Section 5.

d.           The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Purchasers shall have received a certificate or certificates, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Purchasers including, but not limited to certificates with respect to the Company’s Articles of Incorporation, Bylaws and Board of Directors’ resolutions relating to the transactions contemplated hereby.

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e.           No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority or competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

f.            No event shall have occurred which could reasonably be expected to have a Material Adverse Effect on the Company including but not limited to a change in the Exchange Act reporting status of the Company or the failure of the Company to be timely in its Exchange Act reporting obligations.

g.           Trading in the Company's Common Stock shall not have been suspended by the SEC.

h.           The Escrow Agent will have received the closing statement executed by the Company in accordance with the Escrow Agreement.

8.           Miscellaneous.

a.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Purchasers waive trial by jury. In any action relating to this Agreement, the prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b.           Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party

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c.           Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d.           Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e.           Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor Purchasers make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by holders of the majority of the outstanding principal amount of Notes.

f.            Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, e-mail, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, e-mail, or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

If to Company, to:

NuGene International, Inc.

17912 Cowan

Irvine, California 92614

Attn:

Email:

If to Purchasers, to the addresses set forth on signature pages hereto, with a copy to:

Sichenzia Ross Ference Kesner LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attention: Darrin M. Ocasio, Esq.

E-mail: dmocasio@srfkllp.com

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g.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and assigns. Neither the Company nor Purchasers shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), Purchasers may assign their rights hereunder to any Person that purchases Securities in a private transaction from Purchasers or to any of their affiliates as that term is defined under the Exchange Act, without the consent of the Company.

h.           Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.            Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of Purchasers.

j.            Indemnity. The Company agrees to indemnify and hold harmless Purchasers and all their officers, directors, employees and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

k.          Publicity. The Company, and Purchasers shall have the right to review a reasonable period of time before issuance of any press releases, SEC, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of Purchasers, to make any press release or SEC filing with respect to such transactions as is required by applicable law and regulations (although Purchasers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof and be given an opportunity to comment thereon).

l.            Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

m.           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Parties to express their mutual intent, and no rules of strict construction will be applied against any party.

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n.           Remedies. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to Purchasers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Agreement, that Purchasers shall be entitled, in addition to all other available remedies at law or in equity, and in addition to the penalties assessable herein, to an injunction or injunctions restraining, preventing or curing any breach of this Agreement and to enforce specifically the terms and provisions hereof, without the necessity of showing economic loss and without any bond or other security being required.

o.           Expenses. Each Party will be responsible for its own expenses incurred in connection with this Agreement, except as otherwise set forth herein, and except that the Company will reimburse Purchasers for the Purchasers’ legal expenses in the amount of $25,000, from the proceeds of the First Closing.

q.           Prohibition on Variable Rate Transactions. The Company may not, at any time while any Notes are outstanding, directly or indirectly (except in connection with this Agreement), without prior written consent of the holders of the majority of the outstanding principal amount of the Notes, issue any securities that are convertible or exercisable into common stock at a conversion or exercise price that is variable, and not subject to a floor, unless the Company prepays the Notes in their entirety upon such issuance, or with the proceeds thereof.

[REMAINDER OF DOCUMENT INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed as of the date first above written.

NUGENE INTERNATIONAL, INC.

By:
Name:
Title:

OLD MAIN CAPITAL, LLC

By:
Name: Adam Long
Title: President
Address: 3109 Stirling Road Suite 100
Fort Lauderdale, FL
E-mail: adam@oldmaincapital.com

Purchase Price (First Closing): $100,000

Principal Amount (First Closing): $120,000

Purchase Price (Second Closing): $50,000

Principal Amount (Second Closing): $60,000

Purchase Price (Third Closing): $50,000

Principal Amount (Third Closing): $60,000

Purchase Price (Fourth Closing): $50,000

Principal Amount (Fourth Closing): $60,000

Purchase Price (Fifth Closing): amount to be agreed to by Parties

Principal Amount (Fifth Closing): amount to be agreed to by Parties

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RIVER NORTH EQUITY LLC

By:
Name:
Title:
Address:

E-mail:

Purchase Price (First Closing): $140,000

Principal Amount (First Closing): $168,000

Purchase Price (Second Closing): $70,000

Principal Amount (Second Closing): $84,000

Purchase Price (Third Closing): $70,000

Principal Amount (Third Closing): $84,000

Purchase Price (Fourth Closing): $70,000

Principal Amount (Fourth Closing): $84,000

Purchase Price (Fifth Closing): amount to be agreed to by Parties

Principal Amount (Fifth Closing): amount to be agreed to by Parties

20

KODIAK CAPITAL GROUP, LLC

By:
Name:
Title:
Address:

E-mail:

Purchase Price (First Closing): $100,000

Principal Amount (First Closing): $120,000

Purchase Price (Second Closing): $50,000

Principal Amount (Second Closing): $60,000

Purchase Price (Third Closing): $50,000

Principal Amount (Third Closing): $60,000

Purchase Price (Fourth Closing): $50,000

Principal Amount (Fourth Closing): $60,000

Purchase Price (Fifth Closing): amount to be agreed to by Parties

Principal Amount (Fifth Closing): amount to be agreed to by Parties

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SBI INVESTMENTS LLC, 2014-1

By:
Name:
Title:
Address:

E-mail:

Purchase Price (First Closing): $60,000

Principal Amount (First Closing): $72,000

Purchase Price (Second Closing): $30,000

Principal Amount (Second Closing): $36,000

Purchase Price (Third Closing): $30,000

Principal Amount (Third Closing): $36,000

Purchase Price (Fourth Closing): $30,000

Principal Amount (Fourth Closing): $36,000

Purchase Price (Fifth Closing): amount to be agreed to by Parties

Principal Amount (Fifth Closing): amount to be agreed to by Parties

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Exhibit A

Form of Note

23

Exhibit B

Form of Warrant

24

Exhibit C

Irrevocable Transfer Agent Instructions

25